UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

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MISONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MISONIX, INC.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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Tuesday, February 3, 2015

To the Shareholders of

MISONIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC., a New York corporation (the “Company”), will be held at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735 on Tuesday, February 3, 2015 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect seven Directors to the Board of Directors;

2.	To consider and vote upon approval of the 2014 Employee Equity Incentive Plan covering an aggregate of 750,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”);

3.	To conduct an advisory vote on the compensation of the Company’s Named Executive Officers;

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record of Common Stock on the books of the Company at the close of business on December 19, 2014 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

RICHARD A. ZAREMBA
Secretary

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting to Be Held on February 3, 2015:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at http://www.cstproxy.com/mson/2014.

MISONIX, INC.

1938 New Highway

Farmingdale, New York 11735

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

Tuesday, February 3, 2015

The Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC. (the “Company”) will be held on Tuesday, February 3, 2015, at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Tuesday, February 3, 2015, and at any adjournments of such Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is December 30, 2014.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

On December 19, 2014 (the “Record Date”), the Company had outstanding 7,636,351 shares of its only class of voting securities, namely common stock, $.01 par value per share (the “Common Stock”). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the 2014 Employee Equity Incentive Plan, the approval (on an advisory basis) of the compensation of the Company’s Named Executive Officers and for the ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accountant firm. On all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (“broker non-votes”), those votes will not be included in the vote totals. Therefore, withheld votes or abstentions, as the case may be, and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors, approval of the 2014 Employee Equity Incentive Plan, approval (on an advisory basis) of the compensation of the Company’s Named Executive Officers, or the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm. Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One, (ii) adoption of the 2014 Employee Equity Incentive Plan, (iii) approval on an advisory basis of the compensation of the Company’s Named Executive Officers and (iv) ratification of the selection of Grant Thornton.

Under the New York Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

SECURITY OWNERSHIP

The following table sets forth as of December 19, 2014, certain information with regard to the ownership of the Company’s Common Stock by (i) each beneficial owner of more than 5% of the Company’s Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the “Summary Compensation Table” below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

	Common Stock		Percent
Name and Address (1)	Beneficially Owned		Of Class

Michael A. McManus, Jr.	734,767	(2)	9.2
Norman H. Pessin	631,399	(3)	8.2
Dimensional Fund Advisors LP	502,908		6.6
Stavros G. Vizirgianakis	457,109	(4)	6.0
Richard A. Zaremba	145,550		1.9
T. Guy Minetti	133,250	(5)	1.7
Dr. Charles Miner III	73,250	(6)	*
John W. Gildea	71,250	(7)	*
Thomas F. O’Neill	48,750	(8)	*
Robert S. Ludecker	5,443	(9)	*
Patrick A. McBrayer	0

All executive officers and Directors as a group (twelve people)
	1,866,837	(10)	22.5

* Less than 1%

(1)	Except as otherwise noted, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Dimensional Fund Advisors LP has a principal business office at 1299 Ocean Avenue, Santa Monica, CA 90401. Norman H. Pessin has a principal business office at 366 Madison Avenue, 14th Floor, New York, New York 10017.

(2)	Includes 368,750 shares which Mr. McManus has the right to acquire upon exercise of stock options which are currently exercisable.

(3)	Sandra F. Pessin, Mr. Pessin’s spouse, is listed as the beneficial owner of 94,025 of such shares in the statement on Schedule 13D filed by Mr. Pessin and Mrs. Pessin on November 15, 2013 with the Securities and Exchange Commission (“SEC”).

(4)	Includes 7,500 shares which Mr. Vizirgianakis has the right to acquire upon exercise of stock options which are currently exercisable.

(5)	Includes 71,250 shares which Mr. Minetti has the right to acquire upon exercise of stock options which are currently exercisable.

(6)	Includes 71,250 shares which Dr. Miner has the right to acquire upon exercise of stock options which are currently exercisable.

(7)	Includes 71,250 shares which Mr. Gildea has the right to acquire upon exercise of stock options which are currently exercisable.

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(8)	Includes 48,750 shares which Mr. O’Neill has the right to acquire upon exercise of stock options which are currently exercisable.

(9)	Includes 2,500 shares which Mr. Ludecker has the right to acquire upon exercise of stock options which are currently exercisable.

(10)	Includes the shares indicated in notes (2), (4), (5), (6), (7), (8) and (9).

* * *

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PROPOSAL ONE

ELECTION OF DIRECTORS

Seven Directors are to be elected at the Annual Meeting. The term of each Director expires at the Annual Meeting, with Messrs. Gildea, McBrayer, McManus, Miner, Minetti, O’Neill and Vizirgianakis standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

			Director
Name	Age	Principal Occupation	Since

John W. Gildea	71	Director	2004

Dr. Charles Miner III	63	Director	2005

T. Guy Minetti	63	Director	2003

Thomas F. O’Neill	68	Director	2003

Stavros G. Vizirgianakis	44	Director	2013

Patrick A. McBrayer	62	Director	2014

Michael A. McManus, Jr.	71	Director, President and Chief Executive Officer	1998

Richard A. Zaremba	59	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	—

Robert S. Ludecker	47	Vice President, Global Sales and Marketing	—

Dan Voic	52	Vice President of Research and Development and Engineering	—

Ronald Manna	60	Vice President of Quality and Regulatory Affairs	—

Joseph Brennan	51	Vice President of Operations	—

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

John W. Gildea is the founding principal of Gildea Management Co., a management company of special situations with middle market companies in the United States and Central Europe (“Gildea Management”). From 2000 to 2003, Gildea Management formed a joint venture with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. From 1996 to 2000, Gildea Management formed and founded Latona Europe, a joint venture between Latona U.S., Lazard Co. and Gildea Management to restructure several Czech Republic companies. Before forming Gildea Management in 1990, Mr. Gildea managed the Corporate Services Group at Donaldson, Lufkin and Jenrette, an investment banking firm. Mr. Gildea is a graduate of the University of Pittsburgh.

Mr. Gildea has extensive experience as an international investment banker and sits on the board of several companies. The Board believes this experience in addition to his experience as a Director of Misonix and knowledge of the Company qualifies him to serve as a Director.

Dr. Charles Miner III currently practices internal medicine in Darien, Connecticut. Dr. Miner is on staff at Stamford and Norwalk Hospitals and since 1982 has held a teaching position at Columbia Presbyterian Hospital. Dr. Miner received his M.D. from the University of Cincinnati College of Medicine in 1979 and received a Bachelor of Science from Lehigh University in 1974.

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Dr. Miner is an experienced physician and teacher in the medical field.  He serves on the board of private companies.  The Board believes this experience qualifies him to serve as a Director.

T. Guy Minetti is currently a Managing Director of Eos Partners (“Eos”), a New York City-based real estate consulting firm. Before joining Eos in March 2014, he was employed as an advisor to Level Four Orthotics and Prosthetics, Inc., a specialty healthcare company which designs and sells customized and prefabricated prosthetic and orthotic products. Until August 2012, he served as Chief Executive Officer of TwigTek, Inc., a company engaged in the remarketing and recycling of used electronics. Prior to joining TwigTek in November 2009, he founded and was the Managing Director of Senior Resource Advisors LLC. Mr. Minetti served as the Vice Chairman of the Board of Directors of 1-800-Flowers.Com, a publicly traded specialty gift retailer based in Westbury, New York. Before joining 1-800-Flowers.Com in 2000, Mr. Minetti was a Managing Director of Bayberry Advisors, an investment banking boutique he founded in 1989 to provide corporate finance advisory services to small-to-medium-sized business. From 1981 through 1989, Mr. Minetti was a Managing Director of the investment banking firm, Kidder, Peabody & Company. While at Kidder, Peabody, Mr. Minetti worked in the investment banking and high yield bond departments. Mr. Minetti is a graduate of St. Michael’s College.

Mr. Minetti has extensive experience as an investment banker and as a director of a public company. The Board believes this experience in addition to his marketing experience and experience as a Director of Misonix qualifies him to serve as a Director.

Thomas F. O’Neill is a partner at Kimberlite Advisors, LLC. Kimberlite acquired the business of Ranieri Partners Financial Service Group (“RPFSG”) in September 2013. From December 2010 through August 2013, Mr. O’Neill was chairman of RPFSG. RPFSG is in the business of acquiring and managing companies in the financial services sector, including money management and investment management firms. Mr. O’Neill also served as Chairman of the holding company of First Allied, a broker-dealer, controlled by Ranieri Partners.  Prior to joining RPFSG, he was a founding principal of Sandler O’Neill & Partners, L.P., an investment banking firm. He began his Wall Street career in 1972 at L.F. Rothschild where he specialized in working with financial institutions in Rothschild’s Bank Service Group. He was appointed Managing Director of the Bank Service Group, a group consisting of fifty-five professionals, in 1984. In 1985, he became a Managing Director at Bear, Stearns & Co. Inc. and Co-Manager of its Financial Services Group. Mr. O’Neill serves on the Board of Directors of Archer-Daniels-Midland Company and The Nasdaq Stock Market, Inc. Mr. O’Neill is a graduate of New York University and a veteran of the United States Air Force.

Mr. O’Neill has extensive experience as an investment banker, the founding partner of an investment firm, a Director of NASDAQ and extensive strategies experience, and as a director of broad based international public companies. The Board believes this experience qualifies him to serve as a Director.

Stavros G. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and now part of the Johannesburg Stock Exchange listed entity Healthcare Ascendis. See “Transactions with Related Persons”. Mr. Vizirgianakis also serves on the board of Tenaxis Medical and is a strategic investor and advisor to numerous medical device startups and established companies in this field. Mr. Vizirgianakis has a degree in commerce from the University of South Africa.

The Board believes Mr. Vizirgianakis’ industry knowledge, sales and marketing experience and his vast international business relationships qualify him to serve as a Director.

Patrick A. McBrayer has served as President and Chief Executive Officer and as a Director of privately-held AxioMed Spine Corporation (“AxioMed”) from February 2006 to the present time. AxioMed is a medical device company focused on restoring the natural function of the spine. Prior to joining AxioMed, he held positions with Xylos Corporation (medical biomaterials); Exogen, Inc. (treatment of musculoskeletal injury and disease); Osteotech, Inc. (tissue technology); and Johnson and Johnson Products, Inc. (healthcare products). Mr. McBrayer holds a B. S. in General Engineering from the United States Military Academy.

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The Board believes Mr. McBrayer’s industry knowledge qualifies him to serve as a Director.

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company in November 1999. From November 1991 to March 1999, Mr. McManus was President and Chief Executive Officer of New York Bancorp, Inc. Prior to New York Bancorp, Inc., Mr. McManus held senior positions with Jamcor Pharmaceutical, Inc., Pfizer, Inc. and Revlon Corp. Mr. McManus also spent several years as an Assistant to President Reagan. Mr. McManus serves on the Board of Directors of the following publicly traded companies: A. Schulman, Inc. and Novavax, Inc. Mr. McManus holds a B.A. degree in Economics from the University of Notre Dame and a Juris Doctorate from Georgetown University Law Center.

Mr. McManus’ extensive first-hand knowledge of the business and historical development of the Company, as well as his executive, management and leadership experience and achievement, along with his previous experience in the pharmaceutical and medical device areas, give him highly valued insights into our Company’s challenges, opportunities and business. Mr. McManus also possesses broad knowledge related to equity and capital markets that the Board believes are invaluable to the Board’s discussions of the Company’s capital and liquidity needs and qualify him to serve as a Director.

Richard A. Zaremba became Senior Vice President in 2004. He became Vice President and Chief Financial Officer in February 1999. From March 1995 to February 1999, he was the Vice President and Chief Financial Officer of Converse Information Systems, Inc., a manufacturer of digital voice recording systems. Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment. Mr. Zaremba is a licensed certified public accountant in the state of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

Robert S. Ludecker became Vice President of Global Sales and Marketing in May 2013. Prior to joining the Company, Mr. Ludecker served from February 2011 to May 2013 as Vice President of Global Sales and Marketing for BioMimetic Therapeutics, a NASDAQ-listed biotechnology company, specializing in the development and commercialization of products which promote the healing of musculoskeletal injury and diseases, including orthopedic, spine, and sports medicine applications (“BioMimetic”). Prior to BioMimetic, Mr. Ludecker served from February 2008 to February 2011 in a variety of senior sales and marketing leadership positions with Small Bone Innovations, a private New York City-based orthopedic company specializing in small bones, and Smith and Nephew, a leading U.K.-based global provider of orthopedic reconstruction implants and a broad portfolio of medical instruments and supplies. Mr. Ludecker holds a B. A. degree from Kenyon College.

Dan Voic became Vice President of Research and Development and Engineering in January 2002. Prior thereto, he served as Engineering Manager and Director of Engineering with the Company. Mr. Voic has in excess of 15 years experience in both medical and laboratory and scientific products development. Mr. Voic holds an M.S. degree in mechanical engineering from Polytechnic University “Traian Vuia” of Timisoara, Romania and an MS degree in applied mechanics from Polytechnic University of New York.

Ronald Manna became Vice President Quality and Regulatory Affairs of the Company in January 2002. Prior thereto, Mr. Manna served as Vice President of Research and Development and Engineering, Vice President of Operations and Director of Engineering of the Company. Mr. Manna holds a B.S. degree in mechanical engineering from Hofstra University.

Joseph Brennan became Vice President of Operations in August 2014. Prior to joining the Company, Mr. Brennan served from October 2008 to August 2014 as Director of Operations for Air Techniques, Inc., a global medical device company. Previously, Mr. Brennan held various industrial engineering positions at Air Techniques. Mr. Brennan holds a B. T. degree from the State University of New York at Farmingdale.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2014 (“Fiscal 2014”), the Board of Directors held four meetings and the Stock Option Committee held one meeting. The Audit Committee met four times and the Compensation and Corporate Governance Committee (the “Compensation Committee”) met once during Fiscal 2014. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which he was a member that were held during Fiscal 2014 except for Mr. McBrayer who did not attend any meetings since becoming a Board member on September 9, 2014.

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In compliance with requirements of the Corporate Governance Requirements of The Nasdaq OXM Group, Inc. (the “NASD listing standards”), the non-management directors of the Board of Directors met four times in executive session during Fiscal 2014.

Committees of the Board

Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee. The Stock Option Committee for the 1996 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 2001 Employee Stock Option Plan, the 2005 Employee Equity Incentive Plan, the 2009 Employee Equity Incentive Plan and the 2012 Employee Equity Incentive Plan consists of Messrs. Miner, Minetti, O’Neill and Gildea. The Stock Option Committee for the 1996 Non-Employee Director Stock Option Plan, the 2005 Non-Employee Director Stock Option Plan, the 2009 Non-Employee Director Stock Option Plan and the 2012 Non-Employee Director Stock Option Plan consists of Messrs. McManus, Miner, Minetti, O’Neill, Gildea, Vizirgianakis and McBrayer. The Stock Option Committees are responsible for administering the Company’s stock option plans.

The Company has a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill. The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the NASD listing standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

The Compensation Committee consists of Messrs. Minetti, Miner and Gildea. The Compensation Committee is responsible for considering and recommending remuneration arrangements for executive officers and directors to the Board of Directors and determining corporate governance matters. The Chief Executive Officer of the Company makes recommendations for compensation of executive officers other than himself to the Compensation Committee. The Compensation Committee did not employ a compensation consultant during Fiscal 2014 to assist it in evaluating executive compensation. The Committee also did not set percentage compensation goals against a peer group of companies, or benchmark, our executives’ compensation, though the availability to our executives of alternative employment opportunities is an important consideration in the compensation design process. Rather, the Compensation Committee used its marketplace knowledge, background, experience and market information to make recommendations concerning executive compensation. Such duties and responsibilities are more fully described in the Company’s written Compensation Committee charter. The Compensation Committee charter is not available on the Company’s website but was attached to the Proxy Statement for the Company’s Annual Meeting held on December 4, 2012.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee. Currently, five of the seven directors are independent. Furthermore, the Board has adopted by resolution a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

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Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, the Company and the shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the NASD listing standards; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to MISONIX, INC., 1938 New Highway, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation For Fiscal 2014

The following chart sets forth the compensation paid to members of the Board for their service as Directors in Fiscal 2014:

	Fees Earned or Paid in	Option
Name	Cash ($)	Awards ($)	Total
Michael A. McManus, Jr.	-	-	-

John Gildea	20,000	68,621	88,621

Howard Alliger	14,000	-	14,000

Dr. Charles Miner III	20,000	68,621	88,621

T. Guy Minetti	25,000	68,621	93,621

Thomas F. O’Neill	20,000	68,621	88,621

Stavros G. Vizirgianakis	15,000	68,621	83,621

Outstanding options at fiscal year-end for Messrs. O’Neill and Minetti are 90,000 shares each; Messrs. Gildea and Miner are 75,000 shares each; Mr. Vizirgianakis is 15,000 shares. Each non-employee director receives an annual fee of $15,000, except for Howard Alliger who resigned from the Board of Directors in December 2013 and whose fees were prorated to the time he was a director during the fiscal year. The Chairman of the Audit Committee receives an additional $10,000 per year cash compensation and the other members of the Audit Committee receive an additional $5,000 per year cash compensation. Each non-employee director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

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Section 16 (a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on the Company’s review of the copies of the forms it has received, the Company believes that all Reporting Persons, except Thomas F. O’Neill, complied on a timely basis with all filing requirements applicable to them with respect to transactions during Fiscal 2014. Mr. O’Neill inadvertently reported a total of five trades covering an aggregate of 33,257 shares not more than one week after such reporting was due. Howard Alliger, Director Emeritus, inadvertently reported an exercise of options to purchase 7,500 shares of Common Stock approximately three weeks late.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Richard A. Zaremba, Secretary, MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. The non-management Directors are: Messrs. Gildea, McBrayer, Miner, Minetti, O’Neill and Vizirgianakis. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

Director Independence

The Company is required to have a Board of Directors a majority of whom are “independent” as defined by the NASD listing standards and to disclose in the proxy statement for each annual meeting those Directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all Directors other than Mr. McManus, who is an officer of the Company, and Mr. Vizirgianakis, who was an affiliate of the Company’s South African distributor, are independent.

The Company is required to have an audit committee of at least three members composed solely of independent Directors. The Board of Directors is required under the NASD listing standards to affirmatively determine the independence of each Director on the Audit Committee. The Board has determined that each member of the Audit Committee is “independent” not only under the NASD listing standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

The Company is required to have a compensation committee of at least two members comprised solely of independent Directors. The Board of Directors is required under the NASD listing standards to affirmatively determine the independence of each Director on the Compensation Committee. The Board has determined that each member of the Compensation Committee is “independent” under the applicable NASD listing standards.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and the Nasdaq Stock Market, and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Leadership and Structure

Michael A. McManus, Jr., our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board as Mr. McManus possesses extensive experience and in-depth knowledge of our Company and the opportunities and challenges we face. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. McManus is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us. The Board does not have a specifically designated lead independent Director. However, Guy Minetti, an independent Director and Chair of our Audit Committee, has typically led the executive sessions of the Board and acts as a liaison between the Directors and management.

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Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, the Company’s management is responsible for managing risk. The Company has robust internal process and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Audit Committee is responsibility for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk.

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders. It is, however, expected that Directors will be in attendance, absent compelling circumstances. All of the members of the Board attended last year’s Annual Meeting.

Transactions with Related Persons

Stavros G. Vizirgianakis was appointed to the Board of Directors on May 7, 2013. Mr. Vizirgianakis owned a controlling interest in MD Solutions Australasia PTY Ltd. during the fiscal year ended June 30, 2014. Mr. Vizirgianakis subsequently sold his entire position prior to the end of Fiscal 2014. Mr. Vizirgianakis and a family member owned one hundred percent of Applied BioSurgical, which interest was sold prior to the end of Fiscal 2014 to Ascendis Healthcare, a listed entity on the Johannesburg Stock Exchange. The distributor agreements with such companies pre-date Mr. Vizirgianakis’ appointment to the Board of Directors.

Set forth below is a table showing the Company’s net sales and accounts receivable for the fiscal years ended June 30, 2014 and 2013 with these distributors:

For the years ended June 30,

Applied Bio Surgical	2014	2013
Sales	$378,287	$489,592
Accounts receivable	147,585	130,123

MD Solutions Australasia PTY Ltd.	2014	2013

Sales	$120,118	$335,274
Accounts receivable	1,785	18,700

Code of Ethics

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. The Company has filed a copy of this Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K. The Company has also made the Code of Ethics available on its website at www.MISONIX.com.

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Audit Committee Report

The Company has a separately-designated standing audit committee established in accordance with section 3(a) (58) (A) of the Exchange Act. The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill. The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the Corporate Governance Requirements applicable to Nasdaq-listed companies but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Gildea, Minetti and O’Neill are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

Management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent”.

The Audit Committee of the Company’s Board of Directors is currently composed of four Directors, none of who are officers or employees of the Company. The Board of Directors has determined that (1) all members of the Audit Committee are financially literate and independent under the NASD listing standards, and (2) Messrs. Gildea, Minetti and O’Neill are “audit committee financial experts”, as defined under the rules and regulations promulgated by the SEC. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is not available on the Company’s website but was attached to the Proxy Statement for the Company’s Annual Meeting held on December 3, 2013.

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries and such selection is subsequently presented to the Company’s shareholders for ratification.

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The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2014 with our management; has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board; has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014 for filing with the SEC.

Reported upon by the Audit Committee

T. Guy Minetti
Thomas F. O’Neill
John W. Gildea
Dr. Charles Miner III

* * *

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

•	Attract, motivate, retain and reward employees of outstanding ability;

•	Link changes in employee compensation to individual and corporate performance;

•	Align employees’ interests with those of the Company’s shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated against local companies of similar size and nature.

Annual Bonus Plan Compensation

The Compensation Committee of the Board approves annual performance-based compensation. The purpose of the annual bonus-based compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer, are evaluated and approved by the Compensation Committee for all management employees other than the Chief Executive Officer. The bonus recommendations are derived from individual and Company performance but not based on a specific formula and are discretionary. The Chief Executive Officer’s bonus compensation is derived from the recommendation of the Compensation Committee based upon the Chief Executive Officer’s performance and Company performance but is not based on a specific formula and is discretionary.

Stock Option Awards

Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives’ and shareholders’ interests. Stock options are typically granted to key employees, including executive officers, at the discretion of the Board.

Option grants are usually made in the form of incentive stock options (“ISOs”) to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. ISOs have potential income tax advantage for employees if the employee disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.

Our current standard vesting schedule for all employees is 25% on the first anniversary of the date of grant, 50% on the second anniversary of the date of grant, 75% on the third anniversary of the date of grant and 100% on the fourth anniversary of the date of grant.

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401 (k) Plan

Our Individual Deferred Tax and Savings Plan (the “401 (k) plan”) is a tax qualified retirement savings plan pursuant to which all of the Company’s U.S. employees may defer compensation under Section 401 (k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company contributes an amount equal to 10% of salary contributed under the 401 (k) plan by an eligible employee, up to the maximum allowed under the Code. We do not provide any supplemental retirement benefits to executive officers.

Change in Control Benefits

Change in control benefits are intended to diminish the distraction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive’s full attention and services at all times. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives’ talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

Mr. McManus is entitled to severance pay and benefits if he terminates his employment with the Company following a Change in Control (as defined in the Employment Agreement described later in this Proxy Statement) to provide him with an incentive to remain with the Company and consummate a strategic corporate sale or transaction that maximizes shareholder value. Severance pay and benefits are triggered upon (i) his Involuntary Termination without Cause (as defined in the Employment Agreement) for a reason other than death or Disability (as defined in the Employment Agreement) or (ii) as a result of a Constructive Termination (as defined in the Employment Agreement) which in either case occurs: (x) during the period not to exceed twenty-four (24) months after the effective date of a Change in Control, or (y) before the effective date of a Change in Control, but after the first date on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of a Change in Control.

In the event that pay and benefits are triggered, Mr. McManus (A) is entitled to receive severance pay in an amount equal to two (2) times the sum of (a) his annual base pay and (b) bonus at the highest rate paid him for any fiscal year during the aggregate period of his employment by the Company, payable in cash in a lump sum; and the payment of premiums for medical, dental, vision, hospitalization and long term care coverage under Company plans for a period of twenty-four (24) months; (B) has the right, for a period of (i) ninety (90) days for stock options granted under any of the Company’s Employee Stock Option Plans adopted prior to 2005 and (ii) two (2) years for stock options granted under the Company’s 2005 Employee Equity Incentive Plan, 2009 Employee Equity Incentive Plan, 2012 Employee Equity Incentive Plan and any Plan adopted after the effective date of the Employment Agreement following his Termination Date (as defined in the Employment Agreement), to exercise the options to the extent such options are otherwise vested and exercisable as of the Termination Date under the terms of the applicable stock option agreement(s) and Plan(s); and (C) will vest in all unvested stock option grants with respect to options granted after July 1, 2012.

Mr. Zaremba and Mr. Ludecker both have an agreement for the payment of twelve (12) months of annual base salary upon a change in control of the Company.

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Tax deductibility of Executive Compensation

Section 162 (m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. In Fiscal 2014, there was no executive officer’s compensation that exceeded $1,000,000.

The following table sets forth information concerning the compensation awarded to, earned by or paid to our named executive officers during the past two fiscal years for services rendered to the Company:

SUMMARY COMPENSATION TABLE

Name	Fiscal Year
and Principal Position	Ended June 30,	Salary ($)	Bonus ($)	Options Awards ($)	Total ($)

Michael A. McManus, Jr.	2014	288,915	100,000	469,575	858,490
President and Chief	2013	288,915	100,000	307,296	696,211
Executive Officer

Richard A. Zaremba	2014	219,455	25,000	150,264	394,719
Senior Vice President,	2013	213,063	30,000	93,172	336,235
Chief Financial Officer,
Secretary and Treasurer

Robert S. Ludecker	2014	203,000	-	37,566	240,566
Vice President-Medical	2013	27,273	-	-	27,273
Global Sales & Marketing

Employment Agreements

On June 30, 2014, the Employment Agreement, dated September 11, 2012 (the “2012 Agreement”), by and between Michael A. McManus, Jr. and the Company expired pursuant to a timely notice of non-renewal delivered to the Company by Mr. McManus. Pursuant to the 2012 Agreement, Mr. McManus was employed by the Company as its President and Chief Executive Officer.

On July 1, 2014, the Company entered into a new Employment Agreement with Michael A. McManus, Jr. whereby he will continue to serve as the Company’s President and Chief Executive Officer (the “Employment Agreement”). The Employment Agreement has an initial term expiring June 30, 2015 and renews for successive one-year periods thereafter unless terminated by either party not less than ninety (90) days prior to the end of the then-current term. The Employment Agreement provides for an annual base salary of $299,000 and an annual bonus based on Mr. McManus’ achievement of annual goals and objectives as determined by the Compensation Committee of the Company’s Board of Directors.

Mr. McManus is entitled under the Employment Agreement to participate in any plans and programs made available to the executive employees of the Company generally.

The Company can terminate the Employment Agreement for cause (as defined in the Employment Agreement). Mr. McManus can terminate the Employment Agreement for good reason (as defined in the Employment Agreement). If Mr. McManus terminates the Employment Agreement for good reason, the Company must pay him an amount equal to two times his total compensation (annual base salary plus bonus) at the highest rate paid him at any time during the aggregate time he has been employed by the Company, payable in a lump sum within sixty (60) days of termination of employment.

15

Mr. McManus is entitled to severance pay and benefits if he terminates his employment with the Company following a Change in Control, to provide him with an incentive to remain with the Company and consummate a strategic corporate sale or transaction that maximizes shareholder value. Severance pay and benefits are triggered upon (i) his Involuntary Termination without Cause for a reason other than death or Disability or (ii) as a result of a Constructive Termination which in either case occurs: (x) during the period not to exceed twenty-four (24) months after the effective date of a Change in Control, or (y) before the effective date of a Change in Control, but after the first date on which the Board of Directors and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of a Change in Control.

In the event that pay and benefits are triggered, Mr. McManus (A) is entitled to receive severance pay in an amount equal to two (2) times the sum of (a) his annual base pay and (b) bonus at the highest rate paid him for any fiscal year during the aggregate period of his employment by the Company, payable in cash in a lump sum; and the payment of premiums for medical, dental, vision, hospitalization and long term care coverage under Company plans for a period of twenty-four (24) months; (B) has the right, for a period of (i) ninety (90) days for stock options granted under any of the Company’s Employee Stock Option Plans adopted prior to 2005 and (ii) two (2) years for stock options granted under the Company’s 2005 Employee Equity Incentive Plan, 2009 Employee Equity Incentive Plan, 2012 Employee Equity Incentive Plan and any Plan adopted after the effective date of the Employment Agreement following his Termination Date, to exercise the options to the extent such options are otherwise vested and exercisable as of the Termination Date under the terms of the applicable stock option Employment Agreement(s) and Plan(s); and (C) will vest in all unvested stock option grants with respect to options granted after July 1, 2012.

Mr. McManus has also agreed in the Employment Agreement to an eighteen (18) month post-termination covenant not-to-compete, as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of the Company.

The Company and Mr. McManus had previously entered into two letter Agreements (the “Letter Agreements”) providing for the exercise of vested options by Mr. McManus (i) for a ninety (90) day period after his retirement with respect to stock options granted under certain of the Company’s stock option plans and (ii) for two (2) years after Mr. McManus terminates his employment with the Company in the event of a Change-in-Control (as defined in the applicable stock option plans) and he is eligible for the severance benefits provided for by the Employment Agreement. The Company and Mr. McManus have entered into a letter agreement which makes clear that the terms and conditions of the Letter Agreements continue to be in full force and effect and apply to the Employment Agreement.

* * *

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OUTSTANDING EQUITY AWARDS FOR THE 2014 FISCAL YEAR

	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised		Option	Option
Name	Options (#) Exercisable	Options (#) Unexercisable		Exercise Price ($)	Expiration Date
Michael A. McManus, Jr.
	125,000	-		5.18	11/01/14
	100,000	-		1.91	11/04/18
	50,000	-		2.44	09/09/19
	100,000	-		1.82	09/07/20
	75,000	25,000	(2)	2.19	09/13/21
	59,350	59,350	(3)	2.96	09/13/22
	1,575	4,725	(4)	6.18	12/05/22
	31,250	93,750	(1)	4.68	09/10/23

Richard A. Zaremba
	24,000	-		2.44	09/09/19
	26,250	8,750	(2)	2.19	09/13/21
	20,000	20,000	(3)	2.96	09/13/22
	10,000	30,000	(1)	4.68	09/10/23

Robert S. Ludecker
	2,500	7,500	(1)	4.68	09/10/23

(1)	Options issued 09/10/13 and vest equally over 4 years.

(2)	Options issued 09/13/11 and vest equally over 4 years.

(3)	Options issued 09/09/12 and vest equally over 4 years.

(4)	Options issued 12/05/12 and vest equally over 4 years.

Stock Options

In March 1996, the Board of Directors adopted and, in February 1997, the shareholders approved the 1996 Employee Incentive Stock Option Plan covering an aggregate of 450,000 shares (the “1996 Plan”) and the 1996 Non-Employee Director Stock Option Plan (the “1996 Directors Plan”) covering an aggregate of 1,125,000 shares of Common Stock. At June 30, 2014, options to purchase 41,000 shares were outstanding under the 1996 Plan at exercise prices ranging from $5.18 to $7.60 per share, all of which are currently vested, and options to purchase 75,000 shares were outstanding under the 1996 Directors Plan at exercise prices ranging from $5.87 to $7.60 per share, all of which are currently vested. At June 30, 2014, options to purchase 138,295 shares under the 1996 Plan have been exercised and options to purchase 422,650 shares have been forfeited (of which options to purchase 270,705 shares have been reissued).  As of June 30, 2014, there were no shares available for future grants. At June 30, 2014, options to purchase 853,500 shares under the 1996 Directors Plan have been exercised and options to purchase 130,000 shares have been forfeited (of which none have been reissued). At June 30, 2014, there were no shares available for future grants.

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In October 1998, the Board of Directors adopted and, in January 1999, the shareholders approved the 1998 Employee Stock Option Plan (the “1998 Plan”) covering an aggregate of 500,000 shares of Common Stock. At June 30, 2014, options to purchase 10,750 shares were outstanding under the 1998 Plan at an exercise price of $7.60 per share, all of which are currently vested. At June 30, 2014, options to purchase 76,848 shares under the 1998 Plan have been exercised and options to purchase 477,677 shares under the 1998 Plan have been forfeited (of which options to purchase 65,275 shares have been reissued). At June 30, 2014, there were no shares available for future grants.

In October 2000, the Board of Directors adopted and, in February 2001, the shareholders approved the 2001 Employee Stock Option Plan (the “2001 Plan”) covering an aggregate of 1,000,000 shares of Common Stock. At June 30, 2014, options to purchase 220,968 shares were outstanding under the 2001 Plan at exercise prices ranging from $1.82 to $8.00 per share with a vesting period of one to four years. At June 30, 2014, options to purchase 192,318 shares under the 2001 Plan have been exercised and options to purchase 837,975 shares under the 2001 Plan have been forfeited (of which 251,261 options have been reissued). At June 30, 2014, there were no shares available for future grants.

In September 2005, the Board of Directors adopted and, in December 2005, the shareholders approved, the 2005 Employee Equity Incentive Plan (the “2005 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2005 Non-Employee Director Stock Option Plan (the “2005 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2014, options to purchase 329,925 shares were outstanding under the 2005 Plan at exercise prices ranging from $.85 to $6.18 per share with a vesting period of four years. At June 30, 2014, options to purchase 169,450 shares have been exercised under the 2005 Plan and options to purchase 47,750 shares have been forfeited (of which 47,125 options have been reissued). At June 30, 2014, 625 shares were available for future grants under the 2005 Plan. At June 30, 2014, options to purchase 165,000 shares were outstanding under the 2005 Directors Plan at exercise prices ranging from $2.41 to $5.42 with a vesting period over three years. At June 30, 2014, options to purchase 22,500 shares under the 2005 Directors Plan have been exercised and options to purchase 7,500 shares have been forfeited (of which none have been reissued). At June 30, 2014, there were 12,500 shares available for future grants under the 2005 Directors Plan.

In December 2009, the Board of Directors and shareholders adopted the 2009 Employee Equity Incentive Plan (the “2009 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2009 Non-Employee Director Stock Option Plan (the “2009 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2014, options to purchase 470,936 shares were outstanding under the 2009 Plan at exercise prices ranging from $1.82 to $6.18 per share with a vesting period of four years.  At June 30, 2014, options to purchase 20,464 shares have been exercised and options to purchase 76,525 shares were forfeited under the 2009 Plan (of which 67,925 options have been reissued).  At June 30, 2014, there were 8,600 shares available for future grants under the 2009 Plan.  At June 30, 2014, options to purchase 176,250 shares were outstanding under the 2009 Directors Plan at exercise prices ranging from $2.41 to $6.71 with a vesting period of four years.  At June 30, 2014, options to purchase 7,500 shares have been exercised and options to purchase 11,250 shares were forfeited under the 2009 Directors Plan (of which none have been reissued).  At June 30, 2014, there were 16,250 shares available for future grants under the 2009 Directors Plan.

In December 2012, the Board of Directors and shareholders adopted the 2012 Employee Equity Incentive Plan (the “2012 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2012 Non-Employee Director Stock Option Plan (the “2012 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2014, options to purchase 173,500 shares were outstanding under the 2012 Plan at an exercise price of $4.68 per share with a vesting period of four years. At June 30, 2014, there were no options exercised and options to purchase 6,000 shares were forfeited under the 2012 Plan (of which none have been reissued). At June 30, 2014, 326,500 shares were available for future grants under the 2012 Plan. At June 30, 2014, there were no options outstanding, exercised, or forfeited under the 2012 Directors Plan. At June 30, 2014, 200,000 shares were available for future grants under the 2012 Directors Plan.

The selection of participants, allotments of shares and determination of price and other conditions relating to options are determined by the Board of Directors or a committee thereof, depending on the Plan, and in accordance with Rule 4350(c) of the Corporate Governance Requirements applicable to Nasdaq-listed companies. Incentive stock options granted under the Plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the Plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Options shall become exercisable at such time and in such installments as provided in the terms of each individual option agreement.

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PROPOSAL TWO

APPROVAL OF THE 2014 EMPLOYEE EQUITY INCENTIVE PLAN

Background; Purpose

On November 4, 2014, the Board of Directors adopted the MISONIX, INC. 2014 Employee Equity Incentive Plan (the “2014 Plan”), subject to approval by the Company’s shareholders. The purpose of the 2014 Plan is to promote the success of the Company by providing a method whereby officers, employees and independent contractors providing services to the Company and its affiliates may be encouraged to increase their proprietary interest in the Company’s business.

By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the performance of the Company’s Common Stock, the 2014 Plan will motivate participants to continue to provide services and achieve long-range goals, further align their interests with those of the Company’s other shareholders and promote the long-term financial interest of the Company and its affiliates, including enhancement of long-term shareholder value. The 2014 Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees and independent contractors of the Company and its affiliates.

The Company’s 1996 Plan, 1996 Directors Plan, 1998 Plan, 2001 Plan, 2005 Plan, 2005 Directors Plan, 2009 Plan, 2009 Directors Plan, 2012 Plan and the 2012 Directors Plan (collectively, the “Plans”) are the existing equity-based incentive plans available to officers, employees, directors and independent contractors of the Company. The Board adopted the 2014 Plan because the number of shares that remain available for grant subject to awards under the Plans are insufficient to satisfy the Company’s anticipated incentive compensation needs for current and future officers, employees and independent contractors as it shifts its focus from cash-based bonus awards to equity-based bonus awards. Currently, there are approximately 62,975 shares available for grant under the Employee Plans and 228,750 shares available for grant under the Non-Employee Directors Plans. Although the Company’s 1996, 1998 and 2001 Plan have terminated, options granted under such Plans prior to the termination date remain in effect. If the 2014 Plan is adopted, the Plans would continue until all available shares authorized for issuance thereunder have been exhausted.

The Board believes that the adoption of the 2014 Plan would, among other things, enhance the long-term shareholder value of the Company by offering opportunities to the Company’s officers, employees and independent contractors to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Board believes that existing option grants have contributed substantially to achievement of the Company’s success and that the granting of stock options and stock awards for these purposes is comparable with the practices of other companies. In addition, the failure to adopt the 2014 Plan would unnecessarily restrict the Company’s ability to pursue opportunities for future acquisitions, mergers and other corporate transactions. The Board believes that the 2014 Plan is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without the added delay and expense of obtaining shareholder approval each time an opportunity requiring the issuance of shares under the Plans may arise. If the 2014 Plan is approved, the Company will have additional authorized shares of Common Stock available for future grants for new hires and to retain existing employees. Approval of the 2014 Plan will enable the Company to provide for more equity-based ownership by its senior officers in order to further align their interests with those of the shareholders.

The 2014 Plan is also being submitted to the Company’s shareholders in order to ensure its compliance with Section 162(m) of the Code. Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a company to its Chief Executive Officer and to the two most highly compensated executive officers (other than the Chief Executive Officer) for whom compensation disclosure is required under the proxy rules (“Covered Employees”). Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among these requirements is that the material terms (including the performance goals) pursuant to which the compensation is to be paid (including the business criteria on which the performance goal is based and the maximum amount that can be paid to any individual if the performance goal is attained) are disclosed and approved by shareholders prior to payment. Accordingly, if the 2014 Plan is approved by shareholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2014 Plan will not be subject to the deduction limit of Section 162(m).

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Shares Available

The Board of Directors adopted the 2014 Plan on November 4, 2014, subject to approval by the Company’s shareholders. If this Proposal Two is adopted, a maximum of 750,000 shares of Common Stock will be reserved for issuance under the 2014 Plan (subject to equitable adjustment in the event of a change in the Company’s capitalization).

Administration

The 2014 Plan will be administered by a committee established by the Board of Directors, the composition of which will at all times satisfy the provisions of Rule 16b-3 of the Exchange Act, as in effect from time to time, including any successor thereof. The committee has full authority, subject to the provisions of the 2014 Plan, to determine, among other things, the persons to whom awards under the 2014 Plan will be made, the time or times at which such awards will be granted, the types of awards to be granted and the number of shares of Common Stock subject to such awards, and the specific terms, conditions, performance criteria, restrictions and other provisions applicable to awards, including, but not limited to, the duration, vesting and exercise periods, the circumstances for forfeiture and the form and timing of payment.

Eligibility

Awards under the 2014 Plan may be made to officers, employees and independent contractors of the Company and its present or future subsidiaries and affiliates, in each case, who are selected by the committee in its sole discretion.

Options

Stock options may be either “incentive stock options,” as that term is defined in Section 422 of the Code, or nonqualified stock options. The exercise price of an option will not be less than the fair market value per share (as defined in the 2014 Plan) of Common Stock on the day preceding the date of grant. Options become exercisable at the time or times and upon such terms as the committee may determine, and may be exercised following termination of employment if and to the extent determined by the committee in the document evidencing the option. The exercise price of options may be paid in cash, by check or promissory note, by tendering (by actual delivery or attestation) shares of Common Stock, by reduction in the number of shares otherwise deliverable upon exervise of an option, i.e., a “cashless exercise”, or by way of a “broker’s cashless exercise” procedure.

The committee may effect, with the consent of affected option holders and the approval of shareholders, the cancellation of any or all outstanding options under the 2014 Plan and grant new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the fair market value of such shares on the new option grant date.

Restricted Stock; Restricted Stock Units

The 2014 Plan permits the Company to grant restricted stock and restricted stock units to participants. Restricted stock is Common Stock transferred to the grantee, generally without payment to the Company, which shares are subject to certain restrictions and to a risk of forfeiture. A restricted stock unit is a right to receive shares of Common Stock or cash at the end of a specified period, subject to a risk of forfeiture. Restricted stock and restricted stock units will generally be subject to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals relating to the completion of service by the participant or the achievement of performance or other objectives, as determined by the committee at the time of grant. Performance factors may include: before or after-tax net income; book value per share; stock price; return on shareholders’ equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. The performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the committee to contribute significantly to shareholder value creation.

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The committee may structure the terms of a performance factor so as to permit the reduction or elimination of any award of restricted stock or restricted stock units, but in no event may the committee increase the amount or vesting of such awards.

Termination of Service

Except as otherwise provided by the committee, in the event of a participant’s termination of service due to death or disability (as defined in the 2014 Plan), each outstanding award granted or share of Common Stock purchased by such participant will immediately become vested. Each option may thereafter be exercised for a period of twelve (12) months following the date of death or termination of service due to disability, as applicable, or, if earlier, until the option expires. Except as otherwise provided by the committee, in the event of a participant’s termination of service for cause (as defined in the 2014 Plan) or if the participant voluntarily terminates his or her service with the Company or any of its affiliates, then any options held by such participant, whether or not then vested, will immediately terminate and all rights to Common Stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited. Except as otherwise provided by the committee, if a participant’s service with the Company or any of its affiliates is terminated for reasons other than death, disability, termination for cause or voluntary termination by the participant, all options held by the participant that were not vested immediately prior to such termination will become null and void at the time of the termination. Any options that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months and then terminate. In no event, however, will an option remain exercisable beyond its expiration date. In addition, all rights to shares of Common Stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited.

In addition, in the case of an optionee who has terminated employment and engaged in harmful conduct (as defined in the 2014 Plan), the committee may require such optionee to pay to the Company an amount equal to the option profit he or she realized during the fifteen (15) month period commencing twelve (12) months prior to such optionee’s last day of employment and ending three months thereafter.

Change-In-Control

In the event of a Change-In-Control (as defined in the 2014 Plan), each outstanding award or share purchased pursuant to any award will, if not fully vested, become fully vested and, in the case of options, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

Equitable Adjustment

The committee may adjust the number of shares of Common Stock reserved for issuance subject to awards under the 2014 Plan, the number of shares of Common Stock subject to outstanding options and restricted stock and restricted stock unit awards or the exercise price, and may make any other adjustments it determines to be equitable. The committee may also provide for a cash payment to any participant in connection with any such equitable adjustment.

Termination; Amendment

The 2014 Plan may, at any time and from time to time, be suspended, discontinued, modified, amended or terminated by the Board or the committee, in whole or in part, provided that no modification or amendment that requires shareholder approval will be effective prior to the time such modification or amendment has received the requisite approval of shareholders. In addition, no termination, modification or amendment may be made that adversely affects any of the rights of a grantee under any award theretofore granted, without such grantee’s consent.

Certain U.S. Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States federal income tax consequences of the 2014 Plan under the provisions of the Code as currently in effect. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. Therefore, it is suggested that a participant consult his or her tax and/or financial advisor for tax advice before exercise of an option and before disposing of any shares of Common Stock acquired upon the exercise thereof or pursuant to any other award under the 2014 Plan.

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Nonqualified Stock Options. In the case of a nonqualified stock option, a participant generally will not be taxed upon the grant of the option. Rather, at the time of exercise of that nonqualified stock option, the participant will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price, which is referred to as the spread. The Company will generally be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Incentive Stock Options. A participant will not be in receipt of taxable income upon the grant of an incentive stock option (“ISO”). In order for an option to qualify as an ISO, among other things, the participant must be an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). In addition, the exercise of an ISO will remain qualified if made by the legal representative of a participant who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of the participant’s employment.

If Common Stock acquired pursuant to the exercise of an ISO is later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss (if the Common Stock is a capital asset of the participant) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date of exercise. In such case, the Company generally will be entitled to claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. Any capital gain recognized by the optionee will be long-term or short-term capital gain, depending on the length of time such shares were held by the participant.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

Exercise with Shares. A participant who pays the option price upon exercise of an option, in whole or in part, by delivering already-owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, recognition of that gain or loss will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

Restricted Stock. A participant generally will not be subject to tax upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). A holder may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).

Restricted Stock Units. In the case of restricted stock units, a holder generally will not be taxed upon the grant of such units or upon the lapse of restrictions on such units but, rather, will recognize ordinary income in an amount equal to the value of the shares and cash received at the time of such receipt. The Company will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

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Employment Tax. In general, the amount that a participant recognizes as ordinary income under an award also is treated as “wages” for purposes of the Federal Insurance Contributions Act (“FICA”). The participant and the Company must pay equal amounts of federal employment tax under FICA with respect to the participant’s wages.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable.

The Board of Directors of the Company has unanimously approved and recommends that the shareholders approve the 2014 Plan covering an aggregate of 750,000 shares of Common Stock at the Annual Meeting. The full text of the 2014 Plan is set forth in Exhibit “A” to this Proxy Statement, and the description of the 2014 Plan set forth herein is qualified in its entirety by reference to the text of such plan.

The closing price of the Common Stock on December 22, 2014 was $10.85.

Should shareholders not approve this Proposal Two, the 2014 Plan will not be established, and when the number of shares currently remaining authorized for issuance under the Plans is exhausted, the Company will not be able to grant additional awards under the Plans absent further shareholder action.

Under applicable law, the adoption of the 2014 Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

The Board of Directors Recommends a Vote FOR Adoption of Proposal Two.

* * *

PROPOSAL THREE

Proposal To Approve (On An Advisory Basis) Compensation Of The Named

Executive Officers As Disclosed In This Proxy Statement

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing shareholders with the annual opportunity to cast an advisory vote on the Fiscal 2014 compensation of its Named Executive Officers (“NEOs”) as disclosed in the Proxy Statement, including in the section entitled “EXECUTIVE COMPENSATION - Compensation Discussion and Analysis,” the compensation tables and other executive compensation disclosures.

Shareholders are being asked to vote on the following resolution:

Resolved, that the shareholders approve the fiscal 2014 compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in the Company’s Proxy Statement dated December 30, 2014, including the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

Please refer to the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION - Compensation Discussion and Analysis” for a detailed discussion of our executive compensation principles and practices and the Fiscal 2014 compensation of our NEOs.

As an advisory vote, this proposal is not binding upon the Company or the Board. Nevertheless, the Board’s Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to the Company’s executive officers, will carefully consider the shareholder vote on this matter, along with the other expressions of shareholders views it receives on specific policies and desirable actions. If there are a significant number of unfavorable votes, the Company will seek to understand the concerns that influenced the vote and address them in making future decisions affection the executive compensation program.

Under applicable law, approval (on an advisory basis) of the compensation of the Company’s NEOs requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

The Company’s Board of Directors recommends a vote FOR the proposal to approve compensation of the Named Executive Officers as disclosed in this Proxy Statement.

* * *

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PROPOSAL FOUR

Independent Registered Public Accounting Firm

  The Audit Committee has selected Grant Thornton to serve as the Company’s independent registered public accounting firm for the 2015 fiscal year. Grant Thornton will audit the Company’s consolidated financial statements for the 2015 fiscal year and perform other services. While shareholder ratification is not required by the Company’s By-Laws or otherwise, the Board of Directors, at the direction of the Audit Committee, is submitting the selection of Grant Thornton to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending June 30, 2015 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

A representative of Grant Thornton is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

Audit Fees:

  Grant Thornton billed the Company $295,915 and $316,235 in the aggregate for services rendered for the audit of the Company’s 2014 and 2013 fiscal years, respectively, and the review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the Company’s 2014 and 2013 fiscal years, respectively.

Audit-Related Fees:

Grant Thornton billed the Company $20,900 and $30,160 for audit-related services (as defined by the SEC) for the fiscal years ended June 30, 2014 and 2013, respectively.  The audit-related services were for the audits of the Company’s pension plan.

Tax Fees:

Grant Thornton did not render any tax related services (as defined by the SEC) to the Company for the fiscal years 2014 and 2013.

All Other Fees:

Grant Thornton did not render any other services to the Company for the fiscal years 2014 and 2013.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services:

The charter of the Audit Committee provides for the pre-approval of all audit services and all permitted non-audit services to be performed for the Company by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

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MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than September 1, 2015 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2015 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before November 15, 2015, unless the 2015 Annual Meeting is not held within 30 days before or after the anniversary date of the 2014 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2014 has been provided to all shareholders. Shareholders are referred to the Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

By Order of the Board of Directors,

RICHARD A. ZAREMBA
Secretary

Dated: December 30, 2014

Farmingdale, New York

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EXHIBIT “A”

MISONIX, INC.

2014 Employee Equity Incentive Plan

ARTICLE I

PURPOSE AND EFFECTIVENESS

1.1 Purpose. The purpose of the MISONIX, INC. 2014 Employee Equity Incentive Plan (the “Plan”) is to promote the success of MISONIX, INC. (the “Company”) by providing a method whereby officers, employees, and independent contractors providing services to the Company and its Affiliates may be encouraged to increase their proprietary interest in the Company. By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the Company’s common stock, the Plan will motivate Participants to continue to provide services and achieve long-range goals, further identify their interests with those of the Company’s other shareholders, and promote the long-term financial interest of the Company and its Affiliates, including enhancement of long-term shareholder value. The Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees, and independent contractors of the Company and its Affiliates.

1.2 Effective Date and Shareholder Approval. The Plan became effective on November 4, 2014, the date on which the Plan was adopted by the Company’s Board of Directors (the “Effective Date”).

1.3 Term of Plan. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into under the Plan prior to such ten-year anniversary).

1.4 Forms of Awards. Awards made under the Plan may be in the form of Incentive Options, Nonqualified Options, or Stock Awards, all as the Committee in its sole discretion shall decide. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document.

ARTICLE II

DEFINITIONS

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” means any corporation, partnership, joint venture or other entity during any period in which at least a 25% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Option or Stock Award, as described in Section 1.4, as any such Agreement may be supplemented or amended from time to time.

“Award” means any award or benefit granted under the Plan, including, without limitation, Options and Stock Awards.

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“Beneficiary” means the person, persons, trust or trusts which have been designated by an Optionee in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the committee of the Board appointed or designated pursuant to Section 3.1 to administer the Plan in accordance with its terms.

“Company” means MISONIX, INC. and any successor entity.

“Consultant” means any person who is engaged by the Company or any Affiliate to render consulting or advisory services, in a capacity other than that of an Employee or Director, and is compensated for such services.

“Date of Grant” means the date on which the Committee determines the terms of an Award to a specified Eligible Individual, including, in the case of an Option, the number of Shares subject to the Option and the applicable Exercise Price.

“Director” means a duly elected member of the Company’s Board of Directors.

“Disability” means a Participant is qualified for long-term disability benefits under the applicable health and welfare plan of the Company, or if no such benefits are then in existence, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which, in the opinion of a physician selected by the Committee, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

“Eligible Individual” means an Employee and Consultant, whether or not a resident alien of the United States, who is described in Section 5.1.

“Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Affiliate of the Company. The term “Employee” will also include an individual who is granted an Award, in connection with his hiring by the Company or any Affiliate, prior to the date the individual first becomes an Employee, but if and only if such Award does not vest prior to the date the individual first becomes an Employee.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Act section shall include any successor section.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Executive Officer” means an Employee who is subject to the provisions of Section 16b of the Exchange Act.

“Exercise Price” means the price that must be paid by an Optionee upon exercise of an Option to purchase a share of Stock.

“Fair Market Value” of a Share of Stock means the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the per share Fair Market Value of Stock as of a particular date shall mean the average of the high and low sales price per share of Stock on the principal exchange or market on which the Stock is then listed for the last preceding date on which there was a sale of such Stock on such exchange or market.

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“Incentive Option” means an option granted under this Plan that is both intended to and qualifies as an incentive stock option under Section 422 of the Code.

“Independent Auditor” means the certified public accounting firm that has been retained by the Audit Committee of the Board (or its functional equivalent) to opine on the interim or annual financial statements of the Company.

“Named Executive Officer” means an Executive Officer whose compensation is subject to the potential tax deduction disallowance provisions of Section 162(m) of the Code.

“Nonqualified Option” means an option granted under this Plan that either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code.

“Option” means a Nonqualified Option or an Incentive Option.

“Optionee” means an Eligible Individual of the Company or a Subsidiary who has received an Option under this Plan, for the period of time during which such Option is held in whole or in part.

“Option Shares” means, with respect to any Option granted under this Plan, the Stock that may be acquired upon the exercise of such Option.

“Participant” means an Eligible Individual who has received an Option or a Stock Award under this Plan.

“Plan” means this MISONIX, INC. 2014 Employee Equity Incentive Plan, as amended from time to time.

“Secretary” means the secretary of the Company or his designee

“Shares” or “Stock” mean shares of common stock of the Company.

“Stock Award” means an Award consisting of either Shares of Stock or a right to receive Shares in the future, each pursuant to Article VIII of the Plan.

“Subsidiary” of the Company means any present or future subsidiary (as that term is defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Termination of Service, Terminate or Termination” occurs when a Participant ceases to be an Employee of, or ceases to provide services as a Consultant to, the Company and its Affiliates, as the case may be, for any reason (including by reason of an Affiliate ceasing to be an Affiliate by reason of disposition or otherwise).

“Vested, Vest and Vesting” means, with respect to all or a portion of any Stock Award or Option, that legal ownership of such Stock Award or Option is not subject to forfeiture by the Participant pursuant to the provisions of Article IX in the event the Participant Terminates Service with the Company or any Affiliate (other than for Cause), and with respect to an Option, that the Option may be exercised.

“Vesting Date” with respect to any Award granted hereunder means the date on which such Award becomes Vested, as designated in or determined in accordance with the Agreement with respect to such Award (subject to the terms of the Plan). If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

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ARTICLE III

ADMINISTRATION

3.1 Committee. The Plan shall be administered by a Committee of the Board consisting of all of the independent members of the Board unless a different committee is appointed by the Board.

3.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

3.2.a. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the restrictions of Article XII, to cancel or suspend Awards.

3.2.b. To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of those jurisdictions.

3.3 Information to be Furnished to Committee. The Company and its Affiliates shall furnish the Committee with such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Affiliates as to an Employee’s or Participant’s employment (or other provision of services), Termination of Service, leave of absence, reemployment (or return to service) and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the terms of the Plan.

3.4 Rules and Interpretations. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

3.5 Liabilities and Indemnification. No member of the Committee shall be personally liable for any action, determination or interpretation made by him or the Committee in good faith with respect to the Plan or any Award granted pursuant thereto. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company.

3.6 Costs of Plan. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.7 Grant and Use of Awards. In the discretion of the Committee, Awards may be granted as alternatives to or replacements of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate. Subject to the overall limitation on the number of Shares that may be delivered pursuant to Awards under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in a business combination.

3.8 Compliance as an SEC Registrant. During any period in which the Company has issued and outstanding any class of common equity securities which is registered under Section 12 of the Exchange Act, the 162(m) Committee shall be comprised of not less than two persons each of whom qualifies as both: (i) a “Non-Employee Director” within the meaning of the rules promulgated under Section 16b of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

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ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to the following provisions of this Article IV, the maximum number of Shares with respect to which Awards may be granted during the term of the Plan shall be 750,000 (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article IX of the Plan).

4.2 Source of Shares. During the term of this Plan, the Company will at all times reserve and keep available the number of Shares of Stock that shall be sufficient to satisfy the requirements of this Plan. Shares of Stock will be made available from the currently authorized but unissued shares of the Company or from shares currently held or subsequently reacquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

4.3 Counting of Shares. The grant of any Option or Restricted Stock Award hereunder shall count, equal in number to the Shares represented by such Award, towards the share maximum indicated in Section 4.1. To the extent that (i) any outstanding Option for any reason expires, is terminated, forfeited or canceled without having been exercised, or if any Restricted Stock is forfeited, (ii) any Shares covered by an Award are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such Shares shall be deemed to have not been delivered and shall be restored to the share maximum. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation), the number of Shares tendered shall be restored to the share maximum.

ARTICLE V

ELIGIBILITY AND PARTICIPATION

5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards shall be such Employees (including officers) of the Company and its Affiliates or Consultants as the Committee, in its sole discretion, shall select. Awards may be made to Eligible Individuals who hold or have held Awards under this Plan or any similar plan or other awards under any other plan of the Company or any of its Affiliates. Any member of the Committee shall be eligible to receive Awards while serving on the Committee, subject to applicable provisions of the Exchange Act and the rules promulgated thereunder.

5.2 Committee Discretion. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation, determinations of which Eligible Individuals, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, Awards under the Plan.

ARTICLE VI

GRANTS OF STOCK OPTIONS

6.1 Grant of Options. The grant of an Option shall convey to the Participant the right to purchase Shares of Stock at an Exercise Price and for a period of time established by the Committee. Subject to the limitations of the Plan, the Committee shall designate from time to time those Eligible Individuals to be granted Options, the time when each Option shall be granted, the number of Shares of Stock subject to such Option, whether such Option is an Incentive Option or a Nonqualified Option and, subject to Section 6.3, the Exercise Price of the Option Shares. Options shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each Optionee shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the Optionee. Subject to the other provisions of the Plan, the same person may receive Incentive Options and Nonqualified Options at the same time and pursuant to the same Agreement, provided that Incentive Options and Nonqualified Options are clearly designated as such.

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6.2 Provisions of Options. Option Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Option under the Plan, shall be subject to such other conditions (whether or not applicable to an Option or Stock received by any other Optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the Optionee in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, restrictions on resale or other disposition of shares acquired pursuant to the exercise of Options, provisions conditioning the grant of the Option or future Options upon the Optionee retaining ownership of Shares acquired upon exercise for a stated period of time, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements.

6.3 Exercise Price. The price at which Shares may be purchased upon exercise of an Option shall be fixed by the Committee on the Date of Grant and may not be less than 100% of the Fair Market Value of the Shares subject to the Option as of the Date of Grant, or, if greater, the par value of a Share.

6.4 Limitations on Exercisability. No Option may be exercised in part or in full before the Vesting Date(s) applicable to such Option, other than in the event of an acceleration as provided in Article IX. No Option may be exercised after the Option expires by its terms as set forth in the applicable Agreement. In the case of an Option that is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Option. The grant of an Option shall impose no obligation on the Optionee to exercise such Option.

6.5 Vesting. The Committee may specify in any Agreement a vesting schedule that must be satisfied before Options become Vested, such that all or any portion of an Option may not become Vested until a Vesting Date or Vesting Dates, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. Subsequent to the grant of an Option, the Committee may, at any time before complete termination of such Option, accelerate the time or times at which such Option may become Vested in whole or in part (without reducing the term of such Option).

6.6 Limited Transferability of Options. Subject to the exceptions noted in this Section 6.6, no Option shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee (or his or her court-appointed legal representative). The Committee may, in its sole discretion, provide in the applicable Agreement evidencing a Nonqualified Option that the Optionee may transfer, assign or otherwise dispose of an option (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the Optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the Optionee, subject to such conditions or limitations as the Committee may establish to ensure compliance with any rule promulgated pursuant to the Exchange Act, or for other purposes. The terms applicable to the assigned Option shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

6.7 No Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.8 Special Provisions Applicable to Incentive Options.

6.8.a. Options granted under this Plan that are intended to qualify as Incentive Options shall be specifically designated as such in the applicable Agreement, and may be granted only to those Eligible Individuals who are both (i) Employees, and (ii) citizens or resident aliens of the United States.

6.8.b. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which any Incentive Options granted hereunder may be exercisable for the first time by the Optionee in any calendar year (under this Plan or any other compensation plan of the Company or any Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

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6.8.c. No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof, unless such Option (i) has an exercise price of at least 110% of the Fair Market Value of the Stock on the Date of Grant of such option; and (ii) cannot be exercised more than five years after the Date of Grant.

6.8.d. Each Incentive Option will require the Optionee to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A Disqualifying Disposition is any disposition of such Stock before the later of (i) two years after the date the Optionee was granted the Incentive Option or (ii) one year after the date the Optionee acquired Stock by exercising the Incentive Option, other than a transfer (i) from a decedent to an estate, (ii) by bequest or inheritance, (iii) pursuant to a tax-free corporate reorganization, or (iv) to a spouse or incident to divorce. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Optionee provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

6.8.e. No Incentive Option shall be granted after the date that is ten years from (i) the Effective Date, or (ii) the date the Plan is approved by the shareholders, whichever is earlier.

6.8.f. The Exercise Price for Incentive Options shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, and no Incentive Option may be exercisable after the tenth anniversary of the Date of Grant.

6.8.g. No Incentive Option shall be transferable other than by will or the laws of descent and distribution.

6.9 Cancellation and Regrant of Options, Etc. No Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with an event described in Sections 9.1 or 9.6), if the effect of such change in terms would be to reduce the exercise price for the shares underlying such Option.

6.10 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, as are contained in Section 162(m) of the Code.

6.11 Option Term. All Options shall specify the term during which the Option may be exercised, which shall be in all cases ten years or less. Except as otherwise provided by the Committee, subject to the exceptions specified in the provisions of Article IX, all options shall expire upon the Optionee’s Termination of Service.

ARTICLE VII

EXERCISES OF STOCK OPTIONS

7.1 General. Any Option may be exercised in whole or in part at any time to the extent such Option has become Vested during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office, in accordance with such procedures for the exercise of Options as the Committee may establish from time to time, of (i) notice in writing signed by the Optionee (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.3 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Optionee, appropriate proof of the right of such individual to exercise the Option or portion thereof; and (v) full payment to the Company of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option (as specified in Section 7.4 below).

7.2 Certain Limitations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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7.3 Payment for Shares. Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option (except that, in the case of an exercise arrangement approved by the Committee and described in clause (vi) below, payment may be made as soon as practicable after the exercise). The method or methods of payment of the purchase price for the Shares to be purchased upon exercise of an Option and of any amounts required by Section 7.4 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) the tendering, by either actual delivery or by attestation, of whole shares of Stock, having a Fair Market Value as of the day of exercise equal to the aggregate exercise price, (v) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value as of the day of exercise equal to the aggregate Exercise Price, or (vi) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local employment taxes required to be withheld by the Company by reason of such exercise, and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable agreement and may be subject to such conditions as the Committee deems appropriate. If the Option exercise price may be paid in Shares as provided above, Shares delivered by the Optionee may be shares which were received by the Optionee upon exercise of one or more previously exercised Options, but only if such Shares have been held by the Optionee for at least six months, or such other period of time as is required, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.4 Withholding. Each Agreement shall require that an Optionee pay to the Company, at the time of exercise of a Nonqualified Option, such amount as the Company deems necessary to satisfy the Company’s obligation to withhold federal or state income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. An Optionee may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the minimum amount required by law to be withheld, or such other amount that may not be exceeded, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.5 Compliance as an SEC Registrant. So long as is required, in the opinion of the Company’s general counsel, to avoid adverse tax, legal, or accounting consequences to the Company, no Executive Officer may exercise an Option through the tendering, by either actual delivery or by attestation, of whole Shares unless the Committee specifically authorized such a transaction in the applicable Agreement.

ARTICLE VIII

GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Form of Awards. A Stock Award shall be transacted as either (i) the transfer of legal ownership of one or more Shares to an Eligible Individual, or (ii) the grant of a right to receive Shares, or an equivalent cash value, at some point in the future. Except in the case of unusual and extenuating circumstances, as determined by the Committee in its sole discretion, both forms of Stock Awards will be subject to vesting and nontransferability restrictions (in such case, “Restricted Stock” and “Restricted Stock Units”) that will lapse upon the achievement of one or more goals relating to the completion of service by the Participant, or the achievement of performance or other objectives, as determined by the Committee at the time of grant.

8.2 Vesting. Restricted Stock Awards and Restricted Stock Unit Awards shall be subject to the right of the Company to require forfeiture of such Shares or rights by the Participant in the event that conditions specified by the Committee in the applicable Agreement are not satisfied prior to the end of the applicable vesting period established by the Committee for such Awards. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

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8.3 Non-transferability of Stock Awards. Shares represented by Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, until becoming Vested. Shares of Stock Awards shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Stock Awards shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Upon becoming Vested, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participant’s Beneficiary. Each certificate evidencing stock subject to Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. During the restriction period, the Participant shall have all the rights of a shareholder for all such Shares, including the right to vote and the right to receive dividends thereon as paid.

8.4 Tax Withholding. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of Shares acquired pursuant to an Award, or in respect of any such Shares of Stock becoming Vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such Federal, state or local taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

8.5 Dividends and Dividend Equivalents. A Stock Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, Vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

8.6 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, as are contained in Section 162(m) of the Code and include the following:

8.6.a. The Committee shall specify one or more performance criteria upon the relative achievement of which each Stock Award will vest (the “Performance Factor(s)”). Performance Factors may include any or all of the following: before or after-tax net income; book value per share; stock price; return on shareholder’s equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. Such performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the Committee to contribute significantly to shareholder value creation.

8.6.b. Stock Awards granted to Executive Officers shall become vested only if and to the extent the Performance Factors with respect to such Awards are attained. The Committee may structure the terms of a Performance Factor so as to permit the reduction or elimination of any Stock Award under the Plan, but in no event may the Committee increase the amount or vesting of a Stock Award.

8.6.c. The Performance Factors applicable to any Stock Award granted to an Executive Officer shall be specified coincident with the grant of the Stock Award, and in no event later than ninety days after the commencement of any fiscal year in respect of which the relative achievement of the Performance Factor is to be measured.

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ARTICLE IX

EVENTS AFFECTING PLAN RESERVE OR PLAN AWARDS

9.1 Capital Adjustments.

9.1.a. If the Company subdivides its outstanding Shares into a greater number of Shares (including, without limitation, by stock dividend or stock split) or combines its outstanding shares of Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event (including mergers or consolidations) affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable and appropriate, make such adjustments to any or all of (i) the number of Shares reserved for the Plan, (ii) the number of Shares subject to outstanding Options and Stock Awards, (iii) the Exercise Price with respect to outstanding Options, and any other adjustment that the Committee determines to be equitable; provided, however, that the number of Shares subject to any Option shall always be a whole number. The Committee may provide for a cash payment to any Participant of a Plan Award in connection with any adjustment made pursuant to this Section 9.1. Any such adjustment to an Option shall be final and binding upon all Participants, the Company, their representatives, and all other interested persons.

9.1.b. In the event of a transaction involving (i) a merger or consolidation in which the Company is not the surviving company or (ii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of Options theretofore granted under the Plan, or the substitution for such Options of new options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the Fair Market Value of a Share multiplied by the number of Shares subject to the Options (to the extent such Options have not been exercised) less the exercise price for such Options (to the extent such Options have not been exercised).

9.2 Death or Disability of a Participant. Except as otherwise provided by the Committee, if a Participant ceases to be an Employee by reason of his death or Disability then notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, each outstanding Award granted to or Share purchased by such Participant shall immediately become Vested and, if an Option, exercisable in full in respect of the aggregate number of shares covered thereby. Each Option may thereafter be exercised by the Participant or by the Participant’s estate, as the case may be, for a period of twelve months from the date of death or Termination of Service due to Disability as applicable. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.2.

9.3 Termination of Service By Company. Except as otherwise provided by the Committee, if a Participant’s employment or service to the Company or any of its Affiliates is terminated for reasons other than those set forth in Sections 9.2 and 9.4, all Options held by the Participant that were not Vested immediately prior to such termination shall become null and void at the time of the termination. Any Options that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months, and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.3. In addition, all rights to Shares or Restricted Stock Units as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares.

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9.4 Termination by Company for Cause; Voluntary Termination by a Participant. Except as otherwise provided by the Committee, if a Participant’s employment or service relationship with the Company or any of its Affiliates shall be terminated by the Company or such Affiliate for Cause or voluntarily by the Participant, then (i) any Options held by such Participant, whether or not then Vested, shall immediately terminate and (ii) all rights to Shares or Restricted Stock Units as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Participant is a party or, in the absence thereof, shall mean (A) a felony conviction of the Optionee, (B) the commission by the Optionee of an act of fraud or embezzlement against the Company, (C) the Optionee’s willful misconduct or gross negligence materially detrimental to the Company, (D) the Optionee’s wrongful dissemination or use of confidential or proprietary information, or (E) the intentional and habitual neglect by the Optionee of his duties to the Company.

9.5 Leave of Absence. The Committee may determine whether any given leave of absence constitutes a Termination of Service and, if it does not, whether the time spent on the leave will or will not be counted as vesting credit; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company, if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided (a) the Employee’s right to reemployment is guaranteed either by statute or contract, or (b) for the purpose of military service, shall not be deemed a Termination of Service.

9.6 Change-In-Control. In the event of a Change-In-Control, each outstanding Award or Share purchased pursuant to any Award shall, if not fully vested, become fully vested and, in the case of Options, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for any or all of those Shares. For the purposes of this Section 9.6, a Change-In-Control shall mean the first to occur of:

(i) the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change-in-Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 9.6) that satisfies clauses (A), (B) and (C) of such subsection;

(ii) the following individuals cease for any reason to constitute a majority of the Company’s Directors then serving: individuals who as of the date hereof constitute the Board (the “Initial Directors”) and any new Director (a “New Director”) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

(iii) a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no “person” (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

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9.7 Recapture of Option Profit. In the case of an Employee who has been granted an Option and exercised such Option under this Plan, who has terminated employment, and who has engaged in Harmful Conduct, the Committee may, in its sole discretion, require such Employee to pay to the Company his Recent Option Profit. For the purposes of this Section 9.7, “Harmful Conduct” means a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. “Recent Option Profit” means an amount equal to the excess of (i) the Fair Market Value of the Stock purchased by such individual through the exercise of Options during the fifteen month period commencing twelve months before the individual’s last day of employment and ending three months after the last day of employment over (ii) the aggregate Exercise Price of such Options.

ARTICLE X

GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

10.1 General. The Plan, and the grant and exercise of Plan Awards hereunder, and the Company’s obligation to sell and deliver Stock under Options, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

10.2 Compliance as an SEC Registrant. The obligation of the Company with respect to Plan Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted. For so long as the Stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Stock that may be issued to Participants under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

ARTICLE XI

MISCELLANEOUS PROVISIONS

11.1 Legends. Each certificate evidencing Shares obtained through the Plan shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions applicable to such Shares, including, without limitation, any to the effect that the Shares represented thereby (i) are subject to contractual restrictions regarding disposition, and (ii) may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such dispositions will not violate any federal or state securities laws.

11.2 Rights of Company. Nothing contained in the Plan or in any Agreement, and no action of the Company or the Committee with respect thereto, shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Participant at any time, with or without Cause. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

11.3 Designation of Beneficiaries. Each Participant who shall be granted a Plan Award may designate a Beneficiary or Beneficiaries and may change such designation from time to time by filing a written designation of Beneficiary or Beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

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11.4 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Shares if the issuance thereof would constitute a violation by the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which Shares are traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of Shares, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant of Plan Awards and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. To the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

11.5 Payroll Tax Withholding. The Company’s obligation to deliver Shares under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any Option may, in the discretion of the Committee, be paid in Shares already owned by the Optionee or through the withholding of shares otherwise issuable to such Optionee, upon such terms and conditions as the Committee shall determine which shares shall have an aggregate Fair Market Value equal to the required minimum withholding payment. If the Optionee shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of all such Federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Optionee an amount equal to federal, state or local taxes of any kind required to be withheld by the Company.

11.6 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.7 Exclusion from Benefit Computation. By acceptance of a Plan Award, unless otherwise provided in the applicable Agreement, each Participant shall be deemed to have agreed that such Plan Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any health and welfare, pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such Plan Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

11.8 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

11.9 Use of Proceeds. Proceeds from the sale of Shares pursuant to Options granted under this Plan shall constitute general funds of the Company.

11.10 No Rights to Continued Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee or other Eligible Individual the right to be retained in the employ of the Company or any Affiliate, or the right to continue to provide services to the Company or any Affiliate, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

11.11 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

11.12 Gender and Number. Where the context permits, words in any gender shall include the other gender, words in the singular shall include the plural, and the plural shall include the singular.

11.13 Unfunded Status. Neither a Participant nor any other person shall, by reason or participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

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11.14 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including without limitation, the estate of such participant and the executor, administrator or trustee of such estate.

ARTICLE XII

TERMINATION AND AMENDMENT

12.1 General. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company’s shareholders to the extent such approval is required by applicable legal requirements.

12.2 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Further, all Awards granted prior to the date of such approval shall be made subject to such approval occurring. Such shareholder approval shall be obtained in the degree and manner required under applicable state and Federal law and the rules of any stock exchange upon which the Stock may be listed during such period of time.

12.3 Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Plan Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Plan Award. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding Agreements with any Participant, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option may be exercised or any other Award would become Vested and/or (ii) extend the scheduled expiration date of the Option.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

MISONIX, INC.	2014 Annual Meeting of Shareholders

February 3, 2015

This Proxy Is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return the Proxy Card Promptly in the Envelope Provided

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

Please mark your votes like this ☒

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

	PROXY	FOR all Nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below (except as marked to the contrary below)
1.	Election of Directors.	☐	☐	2.	Approval of the 2014 Employee Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	NOMINEES: (1) Michael A. McManus, Jr. (2) T. Guy Minetti (3) Thomas F. O’Neill (4) John W. Gildea (5) Charles Miner, III MD (6) Stavros G. Vizirgianakis (7) Patrick A. McBrayer			3.	Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

				4.	Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name(s) on the line provided below):				IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

					COMPANY ID:

					PROXY NUMBER:

					ACCOUNT NUMBER:

Signature_____________________________	Signature_____________________________	Date	___________2015

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Please note any change in your address alongside the address as it appears in the Proxy.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held February 3, 2015.

This Proxy Statement and our 2014 Annual Report on Form 10-K are

available at http://www.cstproxy.com/misonix/2014

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

MISONIX, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael A. McManus, Jr. and Richard A. Zaremba, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, held of record by the undersigned on December 19, 2014 at the Annual Meeting of Shareholders to be held on February 3, 2015 or any adjournment thereof (the “Meeting”) of MISONIX, INC. (the “Company”).

(Continued and to be marked, dated and signed, on the other side)